EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Superior Industries International, Inc. (the “company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

•	The Annual Report of the company on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

•	The information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the company.

Dated: March 14, 2005

/s/ Steven J. Borick

	Name:	Steven J. Borick
	Title:	President and
Chief Executive Officer

/s/ R. Jeffrey Ornstein

	Name:	R. Jeffrey Ornstein
	Title:	Vice President and
Chief Financial Officer